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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported) September 19, 2000

GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of September 1, 2000, providing for the issuance of GreenPoint Home Equity Loan Trust 2000-2, Home Equity Loan Asset-Backed Certificates).

                       GreenPoint Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                     333-95349                     68-0397342
-----------------            ------------------             ------------------
(State or Other                 (Commission                  (I.R.S. Employer
Jurisdiction of                 File Number)                Identification No.)
Incorporation)


700 Larkspur Landing Circle                                    94939
Suite 240                                                      -----
Larkspur, California                                        (Zip Code)
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code  (415) 925-5442
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events
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          In connection with the Registration Statement (no. 333-95349) of
GreenPoint Mortgage Securities Inc. (the "Registrant"), on September 27, 2000 the Registrant filed with the Commission on Form 424(b)(5), a copy of its Prospectus Supplement dated as of September 15, 2000 (the "Prospectus Supplement") to the Prospectus dated as of February 15, 2000 describing the offering of the Home Equity Loan Asset-Backed Certificates, Series 2000-2, Class A-2 Certificates, of which GreenPoint Home Equity Loan Trust 2000-2 (the "Trust") is the issuer.

          The Registrant also filed a copy of the Sale and Servicing Agreement relating to the transactions described in the Prospectus Supplement, dated as of September 1, 2000 (the "Sale and Servicing Agreement"), between the Registrant and GreenPoint Mortgage Funding, Inc. (the "Sponsor") as an exhibit to the Registrant's filing on Form 8-K filed with the Commission on October 11, 2000.

          Pursuant to Section 2.03 of the Sale and Servicing Agreement, on October 25, 2000, certain mortgage loans owned by the Trust were relinquished by the Trust, certain other mortgage loans were conveyed to the Trust and one other mortgage loan which had been assigned to one pool of mortgage loans owned by the Trust was transferred to another pool of mortgage loans owned by the Trust. As a result of these changes, certain statistical information regarding the mortgage loans contained in the Prospectus Supplement has been affected. Attached to this Form 8-K as Exhibit 99.1 are statistical tables regarding the mortgage loans which reflect the composition of the pools of mortgage loans owned by the Trust following these changes.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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           (a)    Not applicable.

           (b)    Not applicable.

           (c)    Exhibit 99.1.  Other Materials (as defined in Item 5 above).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENPOINT MORTGAGE
                                            SECURITIES INC.


                                            By:      /s/ David Molumby
                                                     -----------------
                                                     Name: David Molumby
                                                     Title:  Vice President

Dated:  November __, 2000

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                                  Exhibit Index
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Exhibit
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99.1.    Other Materials (as defined in Item 5 above).




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